Exhibit 10.1

December 17, 2018

Destination Maternity Corporation

232 Strawbridge Drive

Moorestown, New Jersey 08057

Attention:	Thomas J. McCracken
Senior Vice President, Finance

Commitment Extension Letter

Ladies and Gentlemen:

On September 26, 2018, Bank of America, N.A. (“Bank of America”) entered into a commitment letter and fee letter, each attached hereto at Exhibit A, pursuant to which Bank of America has committed to provide to Destination Maternity Corporation a senior secured credit facility in the original amount of up to $76,000,000 (the “Credit Facility”). Pursuant to the terms of the commitment letter, Bank of America’s commitment to provide the Credit Facility and the other obligations of Bank of America thereunder will expire on December 26, 2018 (the “Expiration Date”) unless the Closing Date (as defined in the term sheet attached to the commitment letter) occurs on or prior thereto.

The parties hereto agree to amend the attached commitment letter and term sheet as follows:

1.	each of the Expiration Date and the Closing Date (as defined in the term sheet attached to the commitment letter) is hereby extended through April 30, 2019;

2.	any references to the amount of the “FILO Term Loan Facility” shall be increased from $24,000,000 to $25,000,000; and

3.	any references in the commitment letter and term sheet to the aggregate amount of the Credit Facility shall be increased from $76,000,000 to $77,000,000.

Except for the extension of the Expiration Date and the Closing Date and as otherwise explicitly stated herein, all other terms and conditions of the commitment letter and term sheet annexed thereto and fee letter, in all cases, attached hereto, shall remain in full force and effect without modification.

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Please acknowledge your agreement with the foregoing by signing below and returning same to the undersigned.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Christine Hutchinson
	Name:	Christine Hutchinson
	Title:	Director

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

DESTINATION MATERNITY CORPORATION

By:	/s/ Marla A. Ryan
	Name:	Marla A. Ryan
	Title:	Chief Executive Officer